Exhibit 10.25

Execution Copy

AMENDMENT NO. 2 TO MASTER REPURCHASE AND SECURITIES CONTRACT

AMENDMENT NO. 2 TO MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of December 22, 2016 (this “Amendment”), between and among TPG RE FINANCE 11, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seller”), TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company (“Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of May 25, 2016, as amended pursuant to Amendment No. 1 to Master Repurchase and Securities Contract, by and between Seller and Buyer, dated as of September 21, 2016 (the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor executed and delivered to Buyer that certain Guarantee Agreement, dated as of May 25, 2016 (the “Guarantee Agreement”);

WHEREAS, Seller and Buyer have agreed to further amend certain provisions of the Repurchase Agreement in the manner set forth herein, and Guarantor hereby agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer and Guarantor hereby agree as follows:

SECTION 1. Repurchase Agreement Amendments.

(a) Article 2 of the Repurchase Agreement is hereby amended by inserting the following new definition in correct alphabetical order:

“Second Amendment Effective Date” shall mean December 22, 2016.

(b) The first line of the defined term “Maximum Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended to replace the dollar figure “$350,000,000” with the dollar figure “$500,000,000”.

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the Second Amendment Effective Date provided that (a) this Amendment is duly executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor, and (b) Seller and Buyer have executed and delivered that certain Amendment No. 2 to Fee and Pricing Letter, dated as of the date hereof, by and between Seller and Buyer.

SECTION 3. Representations, Warranties and Covenants. Each of Seller and Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Each of Seller and Guarantor hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgements of Seller. Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.

SECTION 5. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by the Guarantee Agreement to the extent of the Guaranteed Obligations (as defined therein), as such obligations may be increased in connection with the increase of the maximum facility size to $500,000,000 pursuant to this Amendment, and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 7. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Expenses. Seller agrees to pay and reimburse Buyer for all reasonable out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment in accordance with the Repurchase Agreement.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:

TPG RE FINANCE 11, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President, Transactions

Acknowledged solely with respect to Section 5 hereof:

GUARANTOR:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President, Transactions

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director